UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23620

John Hancock GA Senior Loan Trust

(Exact name of registrant as specified in charter)

197 Clarendon Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Heidi Knapp

Treasurer

197 Clarendon Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-378-1870

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS

John Hancock GA Senior Loan Trust

Annual Report

December 31, 2022

John Hancock GA Senior Loan Trust

December 31, 2022

Table of Contents
Management's discussion of fund performance .....................................................................................	2
A look at performance .........................................................................................................................	3
Portfolio summary................................................................................................................................	5
Portfolio of investments ........................................................................................................................	6
Statement of assets and liabilities .........................................................................................................	11
Statement of operations .......................................................................................................................	12
Statements of changes in net assets.....................................................................................................	13
Statement of cash flows .......................................................................................................................	14
Financial highlights...............................................................................................................................	15
Notes to financial statements ................................................................................................................	16
Report of independent registered public accounting firm ........................................................................	25
Tax information ....................................................................................................................................	26
Investment objective, principal investment strategies, and principal risks ..................................................	27
Board considerations............................................................................................................................	30
Trustees and Officers ...........................................................................................................................	33
More information..................................................................................................................................	35

John Hancock GA Senior Loan Trust

Management's discussion of fund performance

MANAGED BY

Michael A. Foreman, Long Hoang, Daniel A. Walker, Henry Wong, and Ying Yi

As the fourth quarter closed, the U.S. economy continued to face uncertainty and stress, although signs of improvement had also emerged. Recession fears continued to exist due to high inflation, high interest rates, the war in Ukraine and poor stock market performance over the year. But there were signs of peaking inflation amidst a mostly resilient labor market, despite some recent layoffs in firms in the technology and real estate sectors. This gave hopes for slowing Fed rate hikes and a potential soft landing or a small recession. The unemployment rate decreased to 3.5% for December, the same level as pre-pandemic. Economic growth, while continuing to be impacted by inflation and by supply chain conditions, which have improved but are still below pre-pandemic levels, was resilient. Q4 GDP registered a 2.9% annualized growth rate, which beat expectations and showed a mild slowdown. This was exactly what the Fed wants to see as it attempts to tame inflation without choking off growth. The Fed made a series of interest rate hikes during 2022 to curb the inflation, and these increases are expected to continue. Treasury yields increased by 5-20 basis points for 10-30 years during the final quarter.

The fund returned 3.97% for the year ended December 31, 2022. The return was mainly attributed to revenue streams, which generated an income return of approximately 6.60%, which was offset by capital depreciation.

The market dislocation we experienced in 2022, leading to the absence of syndicated financing options, left a void that many private debt providers gladly stepped in to fill. Volatility in the public markets persisted amid an impending economic recession causing buyers and sellers to revisit valuation expectations. The high interest rate environment underscored the importance of cash flow generation and the ability of borrowers to service debt. As a result, we saw a reduction in leverage and more lender-friendly terms as risk tolerance shifted. Yield and pricing requirement increased overall, as lenders assessed risk vs opportunities in allocating capital to deals. Meanwhile, base rates (LIBOR/SOFR) increased approximately 350 bps over the historic floor level of 100bps.

The views expressed in this report are exclusively those of Manulife Investment Management Private Markets (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report, if any, may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

John Hancock GA Senior Loan Trust

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2022

			Cumulative
			total
			returns
	Average annual total returns (%)		(%)
		Since fund	Since fund
	1-Year	inception1	inception1
At Net asset value	3.97	4.87	10.83

Morningstar LSTA U.S. B Ratings Loan Index	-1.07	3.48	7.67

1From 11-3-20.

Performance figures assume all distributions have been reinvested.

The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Current performance may be higher or lower than the performance cited.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

John Hancock GA Senior Loan Trust

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock GA Senior Loan Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Morningstar LSTA U.S. B Ratings Loan Index.

At net asset value

Morningstar LSTA U.S. B Ratings Loan Index

Ending values 12-31-22

$12,000

$11,083 $10,767

10,000

9,000

11-3-20 3-21 6-21 9-21 12-21 3-22 6-22 9-22 12-31-22

The Morningstar LSTA U.S. B Ratings Loan Index, formerly known as S&P/LSTA U.S. B Ratings Loan Index, tracks the performance of U.S. leveraged loans in the B rated category.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The returns reflect past results and should not be considered indicative of future performance.

John Hancock GA Senior Loan Trust

Portfolio summary 12-31-22

Portfolio Composition as of 12-31-22 (% of net assets)

Senior loans	91.2
Short-term investments and other	8.8
Top 10 Issuers as of 12-31-22 (% of net assets)
AIDC Intermediate LLC	2.4
PVI Holdings, Inc.	2.3
I.D. Images Acquisition LLC	2.3
Alta Buyer LLC	2.3
Apex Service Partners LLC	2.3
Genuine Cable Group LLC	2.3
Roofing Buyer LLC	2.3
Walnut Parent, Inc.	2.3
Therapeutic Research Center LLC	2.3
LAC Intermediate LLC	2.2
TOTAL	23.0

Cash and cash equivalents are not included.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-22

	Rate (%) Maturity date		Par value^	Value

Senior loans (A)(B) 91.2%				$379,989,419
(Cost $384,328,494)
Consumer staples 0.7%				2,930,819
Fresh Holdco, Inc., Term Loan (3 and 6 month SOFR + 6.000%)	10.795	01-23-26	2,939,698	2,930,819
Energy 3.2%				13,547,367

Alta Buyer LLC, 2022 Incremental Term Loan (3 month SOFR +
6.000%)	10.730	12-21-27	9,975,000	9,738,501
Andretti Buyer LLC, Term Loan (3 month LIBOR + 4.750%)	9.480	06-30-26	4,010,095	3,808,866
Financials 13.5%				56,139,915

GC Waves Holdings, Inc., 2021 Replacing Term Loan (1 month
LIBOR + 5.500%)	9.884	08-13-26	4,040,051	4,028,271
GC Waves Holdings, Inc., Delayed Draw Term Loan (1 month
LIBOR + 5.500%)	9.884	08-13-26	4,769,656	4,755,115
GC Waves Holdings, Inc., Revolver (3 month LIBOR + 5.750%)	9.884	08-13-26	216,824	214,296
Insignia Finance Merger Sub LLC, Revolver (3 month SOFR +
5.000%)	9.541	12-23-27	948,077	872,549
Insignia Finance Merger Sub LLC, Term Loan (3 month LIBOR +
5.000%)	9.730	12-23-27	5,521,154	5,271,914
MC Group Ventures Corp., 2021 Delayed Draw Term Loan (1
month LIBOR + 5.500%)	9.884	06-30-27	2,130,011	2,036,467
MC Group Ventures Corp., 2021 Term Loan (1 month LIBOR +
5.500%)	9.884	06-30-27	4,080,714	3,913,347
Oakbridge Insurance Agency LLC, 2022 2nd Amendment Delayed
Draw Term loan (1 month SOFR + 5.750%)	10.173	12-31-26	308,723	228,185
Oakbridge Insurance Agency LLC, 2022 2nd Amendment Term
Loan A (1 month SOFR + 5.750%)	10.173	12-31-26	282,349	272,725
Oakbridge Insurance Agency LLC, Revolver (1 month SOFR +
5.750%)	10.178	12-31-26	259,300	233,803
Oakbridge Insurance Agency LLC, Term Loan A (1 month SOFR
+ 5.750%)	10.173	12-31-26	6,528,716	6,306,170
Omni Intermediate Holdings LLC, 2021 Term Loan (Prime rate +
4.000% and 3 month LIBOR + 5.000%)	9.730	12-30-26	6,269,031	6,157,456
Omni Intermediate Holdings LLC, 2022 Term Loan (3 month
SOFR + 5.000%)	9.730	12-30-26	2,265,306	2,214,942
Simplicity Financial Marketing Holdings, Inc., Delayed Draw Term
Loan (Prime rate + 4.750% and 3 month LIBOR + 5.750%)	10.483	12-02-26	2,044,986	1,924,871
Simplicity Financial Marketing Holdings, Inc., Term Loan (Prime
rate + 4.750% and 3 month LIBOR + 5.750%)	10.483	12-02-26	5,765,975	5,561,542
Steward Partners Global Advisory LLC, Term Loan (3 month
LIBOR + 5.250%)	9.139	10-03-29	4,275,000	4,050,242
World Insurance Associates LLC, 2021 Delayed Draw Term Loan
Tranche 4 (3 month LIBOR + 5.750%)	10.330	04-01-26	4,808,535	4,695,567
World Insurance Associates LLC, 2021 Revolver (1 month SOFR
+ 5.750%)	10.300	04-01-26	351,679	339,513
World Insurance Associates LLC, 2021 Term Loan (3 month
SOFR + 5.750%)	10.330	04-01-26	1,809,740	1,769,047
World Insurance Associates LLC, 2022 Tranche 7 Delayed Draw
Term Loan (1 and 3 month SOFR + 5.750%)	9.903	04-01-26	1,358,500	1,293,893
Health care 10.3%				42,937,800

Atlantic Vision Partners LLC, 2022 Delayed Draw Term Loan (3
month SOFR + 6.500%)	10.161	04-02-24	219,512	162,149

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-22

	Rate (%) Maturity date		Par value^	Value
Health care (continued)

Atlantic Vision Partners LLC, 2022 Term Loan A (3 month SOFR
+ 6.500%)	11.161	04-02-24	2,351,463	$2,333,827
Avante Health Solutions, Revolver (3 month LIBOR + 4.750%)	8.659	07-15-27	229,430	115,669
Avante Health Solutions, Term Loan (3 month LIBOR + 4.750%)	9.165	07-15-27	3,845,540	2,991,817
BrightView LLC, Delayed Draw Term Loan (1 month LIBOR +
5.750%)	10.134	04-12-24	706,639	680,126
BrightView LLC, Term Loan (1 month LIBOR + 5.750%)	10.134	12-14-26	5,304,974	5,115,054
Health Management Associates, Inc., 2018 Term Loan A (1
month LIBOR + 5.000%)	9.120	09-24-26	5,923,131	5,923,131
Health Management Associates, Inc., 2021 Delayed Draw Term
Loan (1 month LIBOR + 5.000%)	9.120	09-24-26	656,890	656,890
MB2 Dental Solutions LLC, 2021 Delayed Draw Term Loan (3
month SOFR + 6.150%)	10.450	01-29-27	1,889,076	1,851,505
MB2 Dental Solutions LLC, 2021 Term Loan (1 month SOFR +
6.000%)	10.423	01-29-27	5,239,202	5,135,002
Pediatric Home Respiratory Services LLC, 2022 Incremental
Delayed Draw Term Loan (1 month SOFR + 6.250%)	10.673	08-19-27	575,386	537,326
Pediatric Home Respiratory Services LLC, Delayed Draw Term
Loan (1 month SOFR + 6.250%)	10.173	12-04-24	1,544,734	1,500,403
Premier Imaging LLC, 2021 4th Amendment Delayed Draw Term
Loan (1 month LIBOR + 5.750%)	10.134	01-02-25	1,384,443	1,384,443
Premier Imaging LLC, 2021 4th Amendment Term Loan (1 month
LIBOR + 5.750%)	10.134	01-02-25	5,106,489	5,106,489
Therapeutic Research Center LLC, Term Loan (3 month SOFR +
5.250%)	9.980	03-21-26	9,578,277	9,443,969
Industrials 43.4%				180,762,735

AIDC Intermediate LLC, Term Loan (3 month SOFR + 6.400%)	10.437	07-22-27	10,000,000	9,812,855
Apex Service Partners LLC, 2019 Term Loan (3 month LIBOR +
5.250%)	9.459	07-31-25	4,899,210	4,859,267
Apex Service Partners LLC, 2020 First Lien Delayed Draw Term
Loan (Prime rate + 4.500% and 3 month LIBOR + 5.250%)	10.331	07-31-25	453,234	441,964
Apex Service Partners LLC, 2020 Term Loan (3 month LIBOR +
5.500%)	9.670	07-31-25	1,713,155	1,670,555
Apex Service Partners LLC, 2022 15th Amendment Incremental
Delayed Draw Term Loan A (3 month SOFR + 5.250%)	9.858	07-31-25	1,399,457	1,364,657
Apex Service Partners LLC, 2022 15th Amendment Incremental
Term Loan A (3 month SOFR + 5.250%)	9.799	07-31-25	1,399,457	1,388,047
BlueHalo Financing Holdings LLC, Revolver (3 month LIBOR +
6.000%)	10.718	10-31-25	1,293,169	1,253,370
BlueHalo Financing Holdings LLC, Term Loan A (3 month LIBOR
+ 6.000%)	10.704	10-31-25	5,768,918	5,624,966
Capital Construction LLC, Revolver (1 month SOFR + 6.500%)	10.923	10-22-26	206,044	189,560
Capital Construction LLC, Term Loan (1 month SOFR + 6.500%)	10.898	10-22-26	3,901,099	3,717,583
CLS Management Services, Inc., Term Loan (3 month LIBOR +
4.500%)	8.284	05-31-27	3,780,662	3,576,805
FusionSite Services LLC, Delayed Draw Term Loan (1 month
SOFR + 5.500%)	9.913	04-22-27	271,682	211,076
FusionSite Services LLC, Term Loan (3 month SOFR + 5.500%)	9.765	04-22-27	6,439,394	6,300,000
Gannet Fleming, Inc., Term Loan (3 month SOFR + 6.600%)	11.106	12-16-29	8,636,364	8,386,364
Genuine Cable Group LLC, 2022 3rd Amendment Incremental
Term Loan (1 month SOFR + 5.750%)	10.073	11-02-26	9,975,000	9,576,000

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-22

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

GSM Acquisition Corp., Delayed Draw Term Loan (3 month
LIBOR + 5.000%)	9.842	11-16-26	900,693	$875,824
GSM Acquisition Corp., Term Loan (3 month SOFR + 5.000%)	9.842	11-16-26	7,782,084	7,544,407
LAC Intermediate LLC, 2022 Term Loan (3 month SOFR +
6.250%)	11.105	02-28-27	9,500,000	9,300,000
Luv Car Wash Group LLC, 2021 Delayed Draw Term Loan A (1
month LIBOR + 5.500%)	9.620	12-09-26	1,927,436	1,914,007
Luv Car Wash Group LLC, 2021 Delayed Draw Term Loan B (1
month LIBOR + 5.500%)	9.243	12-09-26	1,559,726	1,548,859
Luv Car Wash Group LLC, 2022 Delayed Draw Term Loan C (1
month LIBOR + 5.500%)	9.243	12-09-26	3,723,615	3,678,559
M+D Midco, Inc., Term Loan (1 month SOFR + 5.750%)	10.696	08-31-28	6,543,234	6,239,213
Management Consulting & Research LLC, 2022 Delayed Draw
Term Loan (1 month SOFR + 6.000%)	10.941	10-29-27	822,938	778,395
Management Consulting & Research LLC, Term Loan (3 month
SOFR + 6.000%)	10.941	08-16-27	6,277,097	6,083,366
MWD Management LLC, Delayed Draw Term Loan (3 month
SOFR + 5.000%)	9.891	06-15-27	4,000,000	3,878,192
MWD Management LLC, Revolver (3 month SOFR + 5.000%)	9.680	06-15-27	533,333	502,881
MWD Management LLC, Term Loan (3 month SOFR + 5.000%)	9.891	06-15-27	4,987,500	4,835,620
OIS Management Services LLC, 2022 Term Loan (1 month SOFR
+ 6.000%)	10.325	11-16-28	6,666,667	6,466,666
Orion Group Holdco LLC, 2022 1st Amendment Term Loan (3
month SOFR + 6.500%)	11.210	12-07-29	513,333	429,333
Orion Group HoldCo LLC, Delayed Draw Term Loan (3 month
SOFR + 5.500%)	10.842	03-19-27	3,319,225	3,245,999
Orion Group HoldCo LLC, Revolver (3 month SOFR + 5.500%)	10.061	03-19-27	38,600	23,790
Orion Group HoldCo LLC, Term Loan (3 month SOFR + 6.000%)	10.580	03-19-27	3,190,000	3,119,625
Paint Intermediate III LLC, 2022 USD Revolver (3 month SOFR +
5.750%)	10.404	10-07-27	264,264	234,534
Paint Intermediate III LLC, 2022 USD Term Loan B1 (3 month
SOFR + 5.750%)	9.869	10-06-28	9,009,009	8,738,739
Pathstone Family Office LLC, Delayed Draw Term Loan (Prime
rate + 4.500% and 1 month LIBOR + 5.500%)	9.889	06-01-27	7,980,000	7,837,708
PVI Holdings, Inc., Term Loan (3 month SOFR + 6.380%)	10.118	09-30-27	9,969,565	9,781,615
Southern Orthodontic Partners Management LLC, 4th
Amendment Delayed Draw Term Loan (3 month SOFR +
6.000%)	10.741	01-27-26	4,213,250	4,051,348
The S2 HR Group LLC, Revolver (1 month SOFR + 5.250%)	9.573	05-30-25	594,404	523,305
The S2 HR Group LLC, Term Loan (3 month SOFR + 5.250%)	9.673	05-30-25	6,790,060	6,627,622
WSC Holdings Midco LLC, 2022 Delayed Draw Term Loan (6
month LIBOR + 4.500%)	8.769	07-31-27	2,495,861	2,401,328
WSC Holdings Midco LLC, 2022 Term Loan (3 month LIBOR +
4.500%)	8.743	07-31-27	6,243,303	6,034,274
WWEC Holdings II Corp., Revolver (1 month SOFR + 6.000%)	10.244	10-03-27	559,006	527,950
WWEC Holdings II Corp., Term Loan (3 month SOFR + 6.000%)	10.580	10-03-29	7,204,969	6,986,025
XpressMyself.com LLC, Term Loan (3 month SOFR + 5.000%)	9.548	09-07-28	8,508,088	8,180,482
Information technology 6.0%				24,947,756
Drilling Info, Inc., 2018 Term Loan (1 month LIBOR + 4.250%)	8.634	07-30-25	4,885,307	4,885,307
MRI Software LLC, 2020 Term Loan B (3 month LIBOR + 5.500%)	10.230	02-10-26	4,577,284	4,525,001
Nxgen Buyer, Inc., 2021 Term Loan (1 month LIBOR + 5.000%)	9.384	10-31-25	2,227,500	2,217,338

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-22

	Rate (%) Maturity date		Par value^	Value
Information technology (continued)

Nxgen Buyer, Inc., Term Loan (1 month LIBOR + 4.750%)	9.134	10-31-25	4,886,650	$4,864,357
Trimech Acquisition Corp., Revolver (3 month SOFR + 4.750%)	9.392	03-10-28	157,895	115,352
Trimech Acquisition Corp., Term Loan (3 month SOFR + 4.750%)	9.480	03-10-28	8,619,079	8,340,401
Materials 12.4%				51,525,241

Comar Holding Company LLC, 2018 Term Loan (3 month LIBOR
+ 5.750%)	10.480	06-18-24	1,718,693	1,702,640
Comar Holding Company LLC, 2nd Amendment Delayed Draw
Term Loan (3 month LIBOR + 6.250%)	10.980	06-18-24	730,540	723,717
Comar Holding Company LLC, Delayed Draw Term Loan (3
month LIBOR + 5.750%)	10.476	06-18-24	607,814	602,137
Comar Holding Company LLC, First Amendment Term Loan (3
month LIBOR + 5.750%)	10.480	06-18-24	1,566,843	1,552,209
Comar Holding Company LLC, Revolver (3 month LIBOR +
5.750%)	10.258	06-18-24	138,092	135,512
DCG Acquisition Corp., Second Lien Term Loan (1 month SOFR
+ 8.500%)	12.724	09-30-27	5,000,000	4,947,552
I.D. Images Acquisition LLC, Incremental Term Loan 5 (1 month
SOFR + 6.350%)	10.673	11-30-29	9,975,000	9,775,500
Liqui-Box Holdings, Inc., Term Loan B (3 month LIBOR + 4.500%)	9.235	02-26-27	2,932,331	2,932,331
Polymer Solutions Group LLC, 2019 Term Loan (3 month LIBOR
+ 4.750%)	9.480	11-26-26	1,874,396	1,874,396
Roofing Buyer LLC, Delayed Draw Term Loan (3 month LIBOR +
6.000% and 3 month SOFR + 6.000%)	10.716	12-08-26	9,576,111	9,361,406
Roofing Buyer LLC, Revolver (3 month SOFR + 6.000%)	10.519	12-01-26	152,661	144,104
Tilley Chemical Company, Inc., Delayed Draw Term Loan (3
month SOFR + 5.500%)	10.330	12-31-26	1,476,026	1,446,788
Tilley Chemical Company, Inc., Revolver (3 month SOFR +
5.500%)	10.142	12-31-26	249,350	220,950
Tilley Chemical Company, Inc., Term Loan A (3 month SOFR +
5.500%)	10.153	12-31-26	6,790,983	6,656,466
Walnut Parent, Inc., 2022 2nd Amendment Incremental Term
Loan (3 month LIBOR + 5.500%)	10.240	11-09-27	2,675,676	2,589,351
Walnut Parent, Inc., Term Loan (3 month LIBOR + 5.500%)	10.240	11-09-27	7,088,889	6,860,182
Real estate 1.7%				7,197,786

Bandon Purchaser LLC, Delayed Draw Term Loan (3 month
SOFR + 6.000%)	7.000	07-27-28	183,727	143,466
Bandon Purchaser LLC, Revolver (3 month SOFR + 6.000%)	10.382	07-27-28	317,060	309,008
Bandon Purchaser LLC, Term Loan (3 month SOFR + 6.000%)	10.204	07-27-28	6,850,394	6,745,312
		Yield (%)	Shares	Value

Short-term investments 6.9%				$28,862,205
(Cost $28,862,205)
Short-term funds 6.9%				28,862,205

State Street Institutional U.S. Government Money Market Fund, Premier Class		4.0954(C)	28,862,205	28,862,205

Total investments (Cost $413,190,699) 98.1%				$408,851,624
Other assets and liabilities, net 1.9%				8,064,688

Total net assets 100.0%				$416,916,312

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Portfolio of investments 12-31-22

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

(A)Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(B)Senior loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(C)The rate shown is the annualized seven-day yield as of 12-31-22.

At 12-31-22, the aggregate cost of investments for federal income tax purposes was $413,190,699. Net unrealized depreciation aggregated to $4,339,075, of which $890,296 related to gross unrealized appreciation and $5,229,371 related to gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.

Financial statements

John Hancock GA Senior Loan Trust

Statement of assets and liabilities 12-31-22

Assets
Unaffiliated investments, at value (Cost $413,190,699)	$408,851,624
Cash	14,611,553
Interest receivable	2,787,488
Receivable for investments sold	55,435
Total assets	426,306,100
Liabilities
Distributions payable	7,004,947
Payable to affiliates
Investment management fees	540,220
Performance fees	1,327,764
Accounting and legal services fees	50,295
Trustees' fees	86
Other liabilities and accrued expenses	466,476
Total liabilities	9,389,788
Net assets	$416,916,312

Net assets consist of
Paid-in capital	$422,684,421
Total distributable earnings	(5,768,109)
Net assets	$416,916,312
Net asset value per share
Based on 26,205,332 shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value	$15.91

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Statement of operations for the year ended 12-31-22

Investment income
Interest	$24,272,677

Expenses
Investment management fees	1,633,980
Performance fees	1,327,764
Accounting and legal services fees	160,594
Transfer agent fees	35,889
Trustees' fees	86,336
Custodian fees	235,266
Professional fees	356,603
Other	147,288
Total expenses	3,983,720
Net investment income	20,288,957

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	641,455
641,455
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(6,555,082)
(6,555,082)
Net realized and unrealized loss	(5,913,627)
Increase in net assets from operations	$14,375,330

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Statements of changes in net assets

	Year ended	Year ended
	12-31-22	12-31-21

Increase (decrease) in net assets
From operations
Net investment income	$20,288,957	$8,208,905
Net realized gain	641,455	671,988
Change in net unrealized appreciation (depreciation)	(6,555,082)	373,501
Increase in net assets resulting from operations	14,375,330	9,254,394
Distributions to shareholders
From net investment income and net realized gain	(18,091,362)	(12,669,417)
From tax return of capital	—	(36,709,717)
Total distributions	(18,091,362)	(49,379,134)
Fund share transactions
Fund shares issued	202,000,000	69,200,000
Total increase	198,283,968	29,075,260
Net assets
Beginning of year	218,632,344	189,557,084
End of year	$416,916,312	$218,632,344

Share activity
Shares outstanding
Beginning of year	13,524,791	9,392,193
Shares issued	12,680,541	4,132,598
End of year	26,205,332	13,524,791

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Statement of cash flows for the year ended 12-31-22

Cash flows from operating activities

Net increase in net assets from operations	$14,375,330
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(267,091,031)
Long-term investments sold	75,649,867
Net purchases and sales in short-term investments	2,847,923
Net amortization of premium (discount)	(922,113)
(Increase) Decrease in assets:
Interest receivable	(2,076,555)
Receivable for investments sold	(55,435)
Increase (Decrease) in liabilities:
Payable for investments purchased	(686)
Payable to affiliates	734,908
Other liabilities and accrued expenses	(75,271)
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	6,555,082
Net realized (gain) loss on:
Unaffiliated investments	(641,455)
Net cash used in operating activities	$(170,699,436)

Cash flows provided by (used in) financing activities
Distributions to shareholders	$(14,996,973)
Increase (Decrease) in due to custodian	(1,692,038)
Fund shares issued	202,000,000
Net cash flows provided by financing activities	$185,310,989
Net increase in cash	$14,611,553
Cash at beginning of year	$—
Cash at end of year	$14,611,553

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Financial highlights

Period ended	12-31-22	12-31-21	12-31-201

Per share operating performance
Net asset value, beginning of period	$16.17	$20.18	$20.00
Net investment income2	1.09	0.79	0.06
Net realized and unrealized gain (loss) on investments	(0.48)	0.13	0.22
Total from investment operations	0.61	0.92	0.28
Less distributions
From net investment income	(0.86)	(1.15)	(0.10)
From net realized gain	(0.01)	(0.04)	—
From tax return of capital	—	(3.74)	—
Total distributions	(0.87)	(4.93)	(0.10)
Net asset value, end of period	$15.91	$16.17	$20.18
Total return (%)	3.97	5.15	1.403
Ratios and supplemental data
Net assets, end of period (in millions)	$417	$219	$190
Ratios (as a percentage of average net assets):
Expenses	1.344	1.544	1.694,5
Net investment income	6.83	4.32	3.445
Portfolio turnover (%)	23	37	6

1Period from 11-3-20 (commencement of operations) to 12-31-20.

2Based on average daily shares outstanding.

3Not annualized.

4Includes performance fees expense of 0.45%, 0.50% and 0.10% (unannualized) for the periods ended 12-31-22, 12-31-21 and 12-31-20, respectively.

5Annualized. Certain expenses are presented unannualized.

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

1. Organization

John Hancock GA Senior Loan Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end, non-diversified management investment company. The investment objective of the fund is to generate current income.

The fund is only offered to "accredited investors" within the meaning of Regulation D under the Securities Act of 1933 (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.

2. Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. The Advisor, assisted by its Pricing Committee (composed of officers of the Advisor and its affiliates), determines the fair value of the fund's securities that are not publicly traded or whose market prices are not readily available pursuant to procedures established by the Advisor and adopted by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the Advisor's valuation policy using valuation obtained from independent valuation firms and/or proprietary models.

Valuation techniques include discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2022 by major security category or type:

			Level 2	Level 3
	Total		Significant	Significant
	value at	Level 1	observable	unobservable
	12-31-22	quoted price	inputs	inputs
Investments in securities:
Assets
Senior loans	$379,989,419	—	—	$379,989,419
Short-term investments	28,862,205	$28,862,205	—	—
Total investments in securities	$408,851,624	$28,862,205	—	$379,989,419

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

Senior loans
Balance as of 12-31-21	$193,539,769
Purchases	267,091,031
Sales	(75,649,867)
Realized gain (loss)	641,455
Net amortization of (premium) discount	922,113
Change in unrealized appreciation (depreciation)	(6,555,082)
Balance as of 12-31-22	$379,989,419
Change in unrealized appreciation (depreciation) at period end*	$(6,045,724)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below.

	Fair Value		Significant
	at 12-31-22	Valuation Technique	Unobservable Inputs	Input/ Range*	Input weighted average*

Senior Loans	$302,603,871	Discounted cash flow	Discount rate	3.38% - 10.95%	5.12%
Senior Loans	77,385,548	Recent transaction	Transaction price	$96.00 - $99.25	$97.56

	$379,989,419

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security's fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund's Level 3 securities as of December 31, 2022 could have resulted in changes to the fair value measurement, as follows:

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased

Discount rate	Decrease	Increase
Transaction price	Increase	Decrease

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund's investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Senior loans. The fund invests in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund's investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties, subject to customary exceptions, including a pledge of the equity of the borrower and its subsidiaries.

The fund may be subject to greater levels of credit risk, call (or "prepayment") risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan's lower place in the borrower's capital structure and, in some cases, their unsecured status.

The fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. Unfunded loan commitments are marked to market in accordance with the fund's valuation policies. Any related unrealized appreciation (depreciation) on unfunded commitments is included in unaffiliated investments, at value in the Statement of assets and liabilities and change in net unrealized appreciation (depreciation) in the Statement of operations. As of December 31, 2022, the fund had the following unfunded commitments outstanding.

Unfunded Term Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
Andretti Buyer LLC	—	$897,364	($36,796)
Atlantic Vision Partners LLC	$7,429,024	—	(55,717)
Avante Health Solutions	458,861	344,146	(159,266)
Bandon Purchaser LLC	2,440,945	207,874	(40,632)
BlueHalo Financing	—	110,057	(3,122)
Holdings LLC
BrightView LLC	866,848	315,217	(25,258)
Capital Construction LLC	5,274,725	618,132	(117,857)
CLS Management Services,	2,132,353	1,279,412	(96,701)
Inc.
Comar Holding Company LLC	—	138,092	(1,290)
FusionSite Services LLC	2,758,621	530,303	(65,779)
Gannet Fleming, Inc.	—	1,363,636	(34,091)
GC Waves Holdings, Inc.	217,500	650,473	(2,530)
GSM Acquisition Corp.	—	825,949	(22,805)
Health Management	101,363	506,816	—
Associates, Inc.
Insignia Finance Merger	—	725,000	(32,729)
SUB LLC
ISS Compressors Industries,	—	251,151	—
Inc.
LAC Intermediate LLC	—	500,000	(10,000)

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

Unfunded Term Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
LUV Car Wash Group LLC	2,743,243	—	(19,113)
M&D Midco, Inc.	2,293,578	1,146,789	(104,766)
Management Consulting &	1,925,000	909,498	(55,720)
Research LLC
MC Group Ventures Corp.	440,179	517,857	(34,869)
MRI Software LLC	—	318,037	(3,397)
MWD Management LLC	—	466,667	(14,211)
Oakbridge Insurance	2,053,966	488,681	(86,673)
Agency LLC
OIS Management Services LLC	2,564,103	769,231	(66,667)
Omni Intermediate	850,375	544,601	(14,047)
Holdings LLC
Orion Group HoldCo LLC	2,286,667	632,697	(82,558)
Paint Intermediate III LLC	—	726,727	(21,802)
Pathstone Family Office LLC	2,000,000	—	(28,515)
Pediatric Home Respiratory	2,876,865	—	(47,434)
Services LLC
Polymer Solutions Group LLC	—	463,768	—
Premier Imaging LLC	3,444,260	—	—
Roofing Buyer LLC	—	228,991	(5,134)
Simplicity Financial Marketing	1,613,636	460,903	(68,108)
Holdings, Inc.
Southern Orthodontic Partners	5,775,000	—	(93,608)
Management LLC
Steward Partners Global	4,285,714	1,428,571	(128,570)
Advisory LLC
The S2 HR Group LLC	—	2,377,617	(56,879)
Therapeutic Research	—	303,131	(4,120)
Center LLC
Tilley Chemical Company, Inc.	—	1,184,411	(23,461)
Trimech Acquisition Corp.	—	1,157,895	(37,438)
World Insurance	1,391,500	189,366	(36,949)
Associates LLC
WSC Holdings Midco LLC	608,444	620,861	(37,436)
WWEC Holdings II Corp.	1,552,795	683,230	(55,901)
XpressMyself.com LLC	—	1,470,588	(48,280)
Total	$60,385,565	$26,353,739	$(1,880,229)

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

Line of credit. The fund has entered into a revolving promissory note agreement with John Hancock Funding Company, LLC ("JH Funding") and a Line of Credit agreement with John Hancock Life Insurance Company ("JHUSA"). The aggregate outstanding borrowings under the agreements with JHUSA and JH Funding for the fund will not exceed $50 million. Any borrowings will be first drawn from JHUSA subject to certain conditions as specified in the agreement; otherwise, the borrowings will be drawn from JH Funding. There were no upfront fees or commitment fees paid by the fund in connection with these line of credit agreements. The borrowings under these agreements are designed to be short-term to satisfy intermittent delayed draws and will not be used to originate new loans or for investment leverage.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Statement of cash flows. A Statement of cash flows is presented when a certain percentage of the fund's investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends at least quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended December 31, 2022 and 2021 was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$17,935,440	$12,566,611
Long-term capital gains	155,922	102,806
Tax Return of Capital	—	36,709,717
Total	$18,091,362	$49,379,134

As of December 31, 2022, the components of distributable earnings on a tax basis consisted of $5,796,784 of undistributed ordinary income and $110,810 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to organizational cost and distributions payable.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

3. Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

4. Fees and transactions with affiliates

Manulife Investment Management Private Markets (US) LLC (the Advisor) serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor and Distributor are wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.55% of average net assets.

Performance fee. The fund has an agreement with the Advisor under which the fund pays a performance fee at annual rate of 10% of the fund's net profits, if any, over the high water mark provided that the performance fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such performance fee the fund's net profits as of the end of the applicable quarter will at least equal a defined preferred return. For the purposes of calculating the performance fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the management fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No performance fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the "cumulative loss") have been recovered by the fund, which is referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of performance fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any performance fees previously paid by the fund. Thus, the payment of performance fee for a fiscal quarter will not be reversed by the subsequent decline of the fund's net asset value in any subsequent fiscal quarter.

The preferred return as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the "Preferred Return Rate") multiplied by (b) the fund's net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund's net asset value resulting from new share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the "Preferred Return Base"). The performance fee will not be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters have been recovered by the fund. The performance fee is accrued monthly and paid quarterly.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2022 amounted to an annual rate of 0.05% of the fund's average net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a "required majority" (as defined in the 1940 Act) of the fund's independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund's investment objective and strategies. During the year ended December 31, 2022, commitments entered into by the fund pursuant to the exemptive order amounted to $270,443,352, including unfunded commitments of $93,965,522.

5. Fund share transactions

Affiliates of the fund owned 100% of shares of the fund on December 31, 2022.

6. Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $267,091,031 and $75,649,867, respectively, for the year ended December 31, 2022.

7. LIBOR discontinuation risk

LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (￿SOFR￿), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.

John Hancock GA Senior Loan Trust

Notes to financial statements 12-31-22

8. New accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of John Hancock GA Senior Loan Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of John Hancock GA Senior Loan Trust (the "Fund"), including the portfolio of investments, as of December 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2022 and the period from November 3, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations and cash flows for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2022 and the period from November 3, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the broker and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more John Hancock investment companies since 2019.

Boston, Massachusetts

February 24, 2023

John Hancock GA Senior Loan Trust

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2022.

The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.

The fund paid $155,922 in long term capital gain dividends.

Qualified Interest Income ("QII")

NonResident Alien ("NRA") shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund, unless such dividends are designated as qualified interest income or qualified short-term capital gains, and therefore exempt from NRA withholding tax. Under the American Jobs Creation Act of 2004, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from "qualified interest income," as defined in Section 871(k)(1)(E) of the Code. Further, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from "qualified short-term capital gain," as defined in Section 871(k)(2)(D) of the Code.

John Hancock GA Senior Loan Trust
	Q1	Q2	Q3	Q4
QII	95.75%	98.47%	95.65%	98.34%
QSTCG	—	—	—	100%

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Investment Objective

The fund's investment objective is to generate current income.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund's investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions.

The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The fund may also invest in subordinated debt obligations to the extent permitted by the fund's investment restrictions.

The Advisor undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral.

Principal Risks

An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.

The fund's main risks are listed below in alphabetical order, not in order of importance.

Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Delayed funding loans and revolving credit facilities risk. Delayed funding loans and revolving credit facilities may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Russia's economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed.

Changes in a security's credit quality may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security's market price and the fund's ability to sell the security.

LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments have used or continue to use as the reference or benchmark rate for interest rate calculations, was discontinued for most maturities at the end of 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Operational and cyersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Senior loans risk. Senior loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. Senior loans may have extended trade settlement periods which may result in cash not being immediately available. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan.

Subordinated liens on collateral risk. Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

Evaluation of Advisory Agreement by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Senior Loan Trust (the fund) of the Advisory Agreement (the Advisory Agreement) with Manulife Investment Management Private Markets (US) LLC (the Advisor). The Advisory Agreement was re-approved for an annual period at an in-person meeting on October 11, 2022. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.

Continuation of Advisory Agreement

At an in-person meeting held on October 11, 2022, the Board, including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, re-approved for an annual period the proposed continuation of the advisory agreement with respect to the fund. In considering the Advisory Agreement with respect to the fund, the Board received in advance of the meeting a variety of materials relating to the fund and the Advisor, including, to the extent available, comparative performance (including performance information for an applicable benchmark index, aggregate performance information for similarly situated commercial real estate whole loan providers), fee and expense information for other comparable investment companies, information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor, and other information provided by the Advisor regarding the nature, extent, and quality of services provided by the Advisor under the Advisory Agreement. The information received and considered by the Board in connection with the October meeting was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, provided to the fund by the Advisor's affiliates, including placement agent services. Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and discussed the proposed continuation of the Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Continuation of Advisory Agreement

In approving the proposed continuation of the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board noted that, at the meeting when the renewal of the Advisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations with respect to the fund. Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management and other programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, and for monitoring and reviewing the activities of third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including investment, operational, enterprise, regulatory and compliance risks. In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex). In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)the skills and competency with which the Advisor has in the past managed the Trust's affairs;

(b)the background, qualifications, and skills of the Advisor's personnel;

(c)the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;

(e)the financial condition of the Advisor and whether it has the financial wherewithal to continue to provide a high level and quality of services to the fund;

(f)the Advisor's initiatives intended to improve various aspects of the fund's operations; and

(g)the Advisor's reputation and experience in serving as an investment advisor to the Trust.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)reviewed information prepared by management regarding the fund's performance;

(b)considered the comparative performance of an applicable benchmark index;

(c)considered the performance of comparable funds; and

(d)took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the fund's advisory arrangement generally.

The Board noted that while it found the comparative data provided by the Advisor generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group and the strategies and fund structures of the peers selected. The Board noted that the fund outperformed its peer group median for the one-year and year-to-date periods ended June 30, 2022, but underperformed its peer group median for the one-month period ended June 30, 2022, and the calendar year 2021. The Board noted that the Fund outperformed its benchmark index for the one-year, one-month and year-to-date periods ended June 30, 2022, but underperformed its benchmark index for the calendar year 2021. The Board took

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

into account management's discussion of the factors that contributed to the fund's underperformance relative to its peer group for the one-month period ended June 30, 2022 and the calendar year 2021 and relative to its benchmark for the calendar year 2021. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and Expenses. The Board reviewed comparative information regarding the fund's fees and expenses, including, among other data, the fund's management fees and net total expenses as compared to other comparable investment companies. The Board considered that the management fees were lower than the median advisory fee across the universe of closed-end, interval funds presented and with respect to categories of closed-end interval funds that most closely align with the fund's investment strategy. The Board noted that the peer group was imperfect given the unique investment strategy and structure of the Fund. The Board took into account management's discussion of the fund's expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients having similar investment mandates, if any. The Board considered any difference between the Advisor's services to the fund and the services they provide to other such comparable clients or funds. The Board concluded that the advisory fees paid by the fund are reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall Out Benefits. In considering the costs of the services provided and the profits realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)reviewed financial information of the Advisor;

(b)considered that the Advisor will also provide administrative services to the fund on a cost basis pursuant to a services agreement;

(c)noted that affiliates of the Advisor will provide placement agency services to the fund;

(d)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the fund;

(e)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, and regulatory risk; and

(f)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund.

Economies of Scale. In considering the extent to which the fund realizes any economies of scale and whether the fee level reflects these economies of scale for the benefit of the fund's shareholders, the Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement. In considering the extent to which economies of scale would be realized if the fund grows and whether the fee level reflects these economies of scale, the Board: (a) reviewed the fund's advisory fee structure and took into account management's discussion of the fund's advisory fee structure; and (b) also considered the potential effect of the fund's future growth in size on its performance and fees.

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that continuation of the Advisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

John Hancock GA Senior Loan Trust

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and executed policies formulated by the Trustees.

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Hassell H. McClellan 2 (1945)	Trustee and Chairperson of the	Director/Trustee, Virtus Funds	186
	Board (since 2020)	(2008-2020); Director, The Barnes
		Group (2010-2021); Associate
		Professor, The Wallace E. Carroll
		School of Management, Boston
		College (retired 2013) Trustee
		(since 2005) and Chairperson of
		the Board (since 2017) of various
		trusts within the John Hancock
		Fund Complex.
Grace K. Fey 2 (1946)	Trustee (since 2020)	Chief Executive Officer, Grace Fey	186
		Advisors (since 2007); Director and
		Executive Vice President, Frontier
		Capital Management Company
		(1988–2007); Director, Fiduciary
		Trust (since 2009). Trustee of
		various trusts within the John
		Hancock Fund Complex (since
		2008).
Deborah C. Jackson 2 (1952)	Trustee (since 2020)	President, Cambridge College,	185
		Cambridge, Massachusetts (since
		2011); Board of Directors, Amwell
		Corporation (since 2020); Board of
		Directors, Massachusetts Women's
		Forum (2018-2020); Board of
		Directors, National Association of
		Corporate Directors/New England
		(2015-2020); Chief Executive

Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011) Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock GA Senior Loan Trust

Trustees and Officers

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Ian Roke 3 (1969)	Non-Independent Trustee (since	Global Head of Asset Liability	2
	2022); President (since 2020)	Management for Manulife (since
2022) Vice President, Product
Support & Investment Strategy,
Global Asset Liability Management
for John Hancock and Manulife
(2013 to 2022); President, John
Hancock GA Mortgage Trust and
John Hancock GA Senior Loan
Trust (since 2020).
Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Heidi Knapp (1970)	Treasurer and Chief Financial	Vice President, John Hancock Life Insurance Company (U.S.A.)
	Officer (since 2020)	(since 2017, including prior positions); Vice President, John Hancock
Life Insurance Company of New York (since 2017, including prior positions); Vice President, John Hancock Life & Health Insurance
Company (since 2017, including prior positions); Vice President,
Hancock Manulife Investment Management Private Markets (since
2018, including prior positions).
Jason M. Pratt (1974)	Chief Compliance Officer (since	Assistant Vice President and Senior Counsel, John Hancock Life
	2020)	Insurance Company (U.S.A.) (2011-2019); Assistant Vice President,
John Hancock Life Insurance Company of New York and John
Hancock Life & Health Insurance Company (2014-2019); Chief
Compliance Officer, Manulife Investment Management Private
Markets (US) LLC (since 2013); Chief Compliance Officer, Hancock
Capital Management, LLC (since 2013); Chief Compliance Officer,
John Hancock Funding Company, LLC (since 2018); and Chief
Compliance Officer, John Hancock GA Mortgage Trust (since 2019);
Vice President and Senior Counsel, John Hancock Life Insurance
Company (U.S.A), Vice President, John Hancock Life Insurance
Company of New York, and John Hancock Life & Health Insurance
Company (since 2019).
E. David Pemstein (1967)	Secretary and Chief Legal Officer	Senior Managing Director and Chief Counsel, North American
	(since 2020)	Investments for John Hancock and Manulife (since 2015); AVP &
Senior Counsel, North American Investments for John Hancock and
Manulife (since 2006). Secretary and Chief Legal Officer, John
Hancock GA Mortgage Trust (since 2019).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116.

1Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.

2Member of the Audit Committee.

3The Trustee is a Non-Independent Trustee due to current positions with the Advisor and certain affiliates.

John Hancock GA Senior Loan Trust

More information

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on the SEC's website, sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for John Hancock GA Senior Loan Trust for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $75,000 for the fiscal year ended December 31, 2022 and $62,000 for the fiscal year ended December 31, 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for John Hancock GA Senior Loan Trust amounted to $0 for the fiscal years ended December 31, 2022 and 2021 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees for John Hancock GA Senior Loan Trust billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $15,750 for the fiscal year ended December 31, 2022 and $15,000 for the fiscal year ended December 31, 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for John Hancock GA Senior Loan Trust billed to the registrant or control affiliates for products and services provided by the principal accountant were $0 for the fiscal years ended December 31, 2022 and 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

John Hancock GA Senior Loan Trust's (fund) Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended December 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal year of the registrant were $3,067,470 for the fiscal year ended December 31, 2022 and $2,307,993 for the fiscal year ended December 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairperson

Hassell H. McClellan

Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit - Proxy Voting Policies and Procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management Private Markets (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of John

Hancock GA Senior Loan Trust is below. It provides a brief summary of their business careers over the past five years. Information is provided as of the filing date of this N-CSR.

Michael A. Foreman, CFA

Managing Director

Joined Adviser in 1987

Began career in 1997

Long Hoang

Director

Joined Adviser in 1998

Began career in 1999

Daniel A. Walker, CFA

Director

Joined Adviser in 2012

Began career in 2012

Henry Wong

Senior Managing Director

Joined Adviser in 2007

Began career in 1998

Ying Yi

Managing Director

Joined Adviser in 2019

Began career in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the other accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2022. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Michael A Foreman, CFA	1	$1,760	0	$0	0	$0
Long Hoang	1	$1,760	0	0	0	0
Daniel A. Walker, CFA	1	$1,760	0	0	5	$6,749
Henry Wong	1	$1,760	0	0	0	0
Yi Ying	1	$1,760	0	0	2	$11,005

Number and value of other accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. The portfolio managers serve in a dual capacity as an officer of the Adviser and an employee and officer of one or more John Hancock affiliated companies (John Hancock).

In these roles he provides investment advice and/or investment management-related services to John Hancock as well the Adviser's advisory client accounts. As such there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund. In those instances, the portfolio manager may have an incentive to not favor the Fund over another account. The Adviser has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Compensation of Portfolio Managers. At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock and its affiliates. This performance is independent of the Adviser's account-level performance on behalf of its clients. However, since senior loans are invested as part of a co-investment program, the performance of the underlying investments of the John Hancock GA Senior Loan Trust do indirectly contribute to overall compensation of the portfolio management team.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2022, the value of shares beneficially owned by the portfolio managers in the Fund.

		Range of
	Range of	Beneficial
		Ownership in
	Beneficial	similarly
	Ownership in the	managed
Portfolio Manager	Fund	accounts
XMichael A Foreman, CFA	$0	$0
Long Hoang	$0	$0
Daniel A. Walker, CFA	$0	$0
Henry Wong	$0	$0
Yi Ying	$0	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not participate in securities lending activities.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "Nominating, Governance and Administration Committee Charter."

(c)(2) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Senior Loan Trust

By:	/s/ Ian Roke
Ian Roke
President
Date:	February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ian Roke
Ian Roke
President
Date:	February 24, 2023
By:	/s/ Heidi Knapp
Heidi Knapp
Treasurer and Chief Financial Officer
Date:	February 24, 2023